NUVEEN ENHANCED HIGH YIELD MUNICIPAL BOND FUND

SUPPLEMENT DATED APRIL 10, 2023

TO THE PROSPECTUS DATED JULY 29, 2022

John V. Miller will retire from Nuveen on June 1, 2023. He will continue to serve as a portfolio manager of the Fund until that time. Daniel J. Close, CFA, Managing Director, and Stephen J. Candido, CFA, Managing Director, have each been named a portfolio manager of the Fund. Stephen M. Hlavin will continue to serve as a portfolio manager of the Fund.

Daniel J. Close, CFA, is Managing Director and Portfolio Manager at Nuveen Asset Management, LLC (“NAM”). He began his career in the financial services industry in 1998 and joined NAM in 2000. He served as a member of the product management and development team and then as a research analyst before assuming portfolio management responsibilities in 2007.

Stephen J. Candido, CFA, is Managing Director and Portfolio Manager at NAM. He began his career in the financial services industry when he joined NAM in 1996. He served as a research analyst specializing in high yield sectors before assuming portfolio management responsibilities in 2016.

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